Rule 497(e)

First Trust Exchange-Traded Fund

(the “Trust,” and each series of the Trust, a “Fund”)

Supplement To each Fund’s Statement of Additional Information

August 20, 2025

Notwithstanding anything to the contrary in each Fund’s Statement of Additional Information, Mr. Thomas J. Driscoll and Ms. Bronwyn Wright serve as Independent Trustees (as such term is defined below) of the Trust’s Board of Trustees (the “Board”), and serve as members of the following Board Committees: the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. Accordingly, notwithstanding anything to the contrary in each Fund’s Statement of Additional Information, there are eight Trustees of the Trust, seven of whom are Trustees who are not officers or employees of First Trust Advisors L.P. (“First Trust”), the Funds’ investment advisor, or any of its affiliates (“Independent Trustees”).

Additionally, notwithstanding anything to the contrary in each Fund’s Statement of Additional Information, all references to the Advisory Board of the Trust and to Ms. Wright serving as an Advisory Board Member of the Trust are hereby deleted.

The following is a statement of Mr. Driscoll’s and Ms. Wright’s present positions and principal occupations during the past five years, the number of portfolios each oversees and the other directorships each has held during the past five years. Mr. Driscoll and Ms. Wright have been appointed for an indefinite term.

Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Thomas J. Driscoll 1961	Trustee	•Indefinite term •Since 2025	Retired; Partner, Deloitte LLP and Deloitte Tax LLP (1998 to January 2024)	308 Portfolios	None
Bronwyn Wright 1971	Trustee	•Indefinite term •Since 2025	Independent Director to a number of Irish collective investment funds (2009 to present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	313 Portfolios	None

Thomas J. Driscoll was previously a Partner at Deloitte LLP and Deloitte Tax LLP (collectively, “Deloitte”) from September 1998 to January 2024. As a Partner at Deloitte, Mr. Driscoll served in various roles including as lead client service partner, lead relationship partner and lead tax partner for various clients in the asset management, broker-dealer and financial services businesses. Mr. Driscoll also served as the Vice Chairman, Partner in Charge of Deloitte’s international tax and transfer pricing (economics) business responsible for leading and managing Deloitte’s international tax and transfer pricing practice with over 1,200 professionals in the United States and India. Finally, as a member of the Board of Deloitte Tax LLP, Mr. Driscoll was a part of the executive committee responsible for overseeing Deloitte’s tax practice in the United States.

As noted above, Mr. Driscoll was previously a Partner at Deloitte LLP and Deloitte Tax LLP (previously defined, collectively, as “Deloitte”; for purposes of this paragraph, for the avoidance of doubt, “Deloitte” includes Deloitte affiliated partnerships) from September 1998 until his retirement in January 2024. Deloitte & Touche LLP and Deloitte Tax LLP serve as independent auditors and tax services provider, respectively, of the First Trust Funds (as defined below), First Trust and certain other affiliated entities of First Trust (collectively, “First Trust”). Prior to his retirement, Mr. Driscoll served as a tax partner, and for certain periods as Lead Client Service Partner, on various matters involving First Trust. During the period of his employment with Deloitte, Mr. Driscoll was, and Deloitte was and continues to be, subject to requirements to be independent with respect to First Trust in accordance with the U.S. federal securities laws and applicable rules and regulations of the U.S. SEC and the Public Company Accounting Oversight Board (United States). For the 2023 and 2024 calendar years, amounts paid by First Trust to Deloitte were in excess of $11.8 million and $12.6 million, respectively. In addition, Deloitte provides tax services to The Bank of New York Mellon in connection with unit investment trusts sponsored by First Trust Portfolios L.P., an affiliate of First Trust. Further, in addition to providing the services described above, from time to time, Deloitte may engage in other business relationships with various affiliates of First Trust. Deloitte and Mr. Driscoll have severed all relationships, including settlement of capital accounts and retirement benefits in accordance with the requirements of the SEC’s auditor independence rules.

Bronwyn Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.

As of December 31, 2024, Ms. Wright did not own any equity securities of the Funds or of any registered investment companies overseen by the Board. As of December 31, 2024, Mr. Driscoll owned $10,001 - $50,000 of equity securities of each of the First Trust Morningstar Dividend Leaders Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund and First Trust S&P REIT Index Fund, and over $100,000 of equity securities of registered investment companies overseen by the Board.

Mr. Driscoll, Ms. Wright and their immediate family members do not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Funds.

Additionally, the first paragraph of the section entitled “Unitary Board Leadership Structure” in each Fund’s Statement of Additional Information is replaced in its entirety with the following:

Each Trustee serves (or will serve) as a trustee of all open-end and closed-end funds in the First Trust fund complex (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”), which is known as a “unitary” board leadership structure. Ms. Wright also serves as director of First Trust Global Funds, a public limited company established in Ireland and an open-end umbrella fund representing exchange-traded funds and one or more mutual funds, and advised by First Trust (collectively, the “First Trust UCITS”). Ms.  Wright had previously served on the board of directors of First Trust Global Portfolios Management Limited, the manager to the First Trust UCITS and an affiliate of First Trust, but resigned such position effective March 6, 2023. Except as noted above, none of the Independent Trustees nor their immediate family members has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.

Please Keep this Supplement with your Fund

Statement of Additional Information for Future Reference